Restricted cash	12 Months Ended
Dec. 31, 2025
Restricted cash.
Restricted cash

5.Restricted cash

The Group’s restricted cash represents substantially cash balances on deposit required by its commercial banks, the court (due to lawsuits) and certain local governments in China to be restricted from withdrawal. As of December 31, 2024 and 2025, the Group’s restricted cash balances were RMB17,031 and RMB12,031, respectively.

As of December 31, 2025, due to a pending lawsuit, there may be an additional amount up to RMB20 million subject to potential restriction imposed from the court when there is additional cash amount in the particular bank account.